Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Document and Entity Information [Abstract]
Entity Registrant Name	CTRIP COM INTERNATIONAL LTD
Entity Central Index Key	0001269238
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float		$ 5,333,532,770
Entity Common Stock, Shares Outstanding		35,885,163

Consolidated Statements of Income and Comprehensive Income	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY	Dec. 31, 2010 Share Based Compensation USD ( $)	Dec. 31, 2010 Share Based Compensation CNY	Dec. 31, 2009 Share Based Compensation CNY	Dec. 31, 2008 Share Based Compensation CNY	Dec. 31, 2010 American Depositary Shares USD ( $)	Dec. 31, 2010 American Depositary Shares CNY	Dec. 31, 2009 American Depositary Shares CNY	Dec. 31, 2008 American Depositary Shares CNY
Revenues:
Hotel reservation	$ 193,642,981	1,278,043,673	940,682,312	755,733,152
Air-ticketing	182,866,891	1,206,921,479	868,379,184	645,489,443
Packaged-tour	57,622,347	380,307,487	175,867,386	109,244,749
Corporate travel	19,645,216	129,658,427	83,136,519	56,149,335
Others	10,876,054	71,781,955	54,496,575	21,722,117
Total revenues	464,653,489	3,066,713,021	2,122,561,976	1,588,338,796
Less: business tax and related surcharges	(28,102,958)	(185,479,524)	(134,555,018)	(106,334,164)
Net revenues	436,550,531	2,881,233,497	1,988,006,958	1,482,004,632
Cost of revenues	(94,736,567)	(625,261,342)	(450,602,773)	(326,610,463)
Gross profit	341,813,964	2,255,972,155	1,537,404,185	1,155,394,169
Operating expenses:
Product development	(68,765,606)	(453,853,000)	(308,451,348)	(235,800,504)	(9,735,467)	(64,254,080)	(33,862,928)	(32,666,099)
Sales and marketing	(68,680,712)	(453,292,701)	(345,289,299)	(286,693,188)	(5,030,755)	(33,202,984)	(18,864,102)	(18,815,878)
General and administrative	(44,651,692)	(294,701,167)	(196,297,316)	(171,693,601)	(21,985,514)	(145,104,394)	(77,801,797)	(77,035,498)
Total operating expenses	(182,098,010)	(1,201,846,868)	(850,037,963)	(694,187,293)
Income from operations	159,715,954	1,054,125,287	687,366,222	461,206,876
Interest income	5,694,828	37,585,865	17,392,472	31,100,097
Other income	15,019,018	99,125,516	60,801,280	54,944,595
Income before income tax expense, equity in income of affiliates and noncontrolling interests	180,429,800	1,190,836,668	765,559,974	547,251,568
Income tax expense	(31,063,176)	(205,016,961)	(131,658,085)	(102,913,404)
Equity in income of affiliates	10,026,059	66,171,992	32,869,419
Net income	159,392,683	1,051,991,699	666,771,308	444,338,164
Less: Net income attributable to noncontrolling interests	(594,236)	(3,921,959)	(7,797,686)	(230,291)
Net income attributable to Ctrip's shareholders	158,798,447	1,048,069,740	658,973,622	444,107,873
Net income	159,392,683	1,051,991,699	666,771,308	444,338,164
Other comprehensive income:
Foreign currency translation adjustments	(10,606,362)	(70,001,987)	1,652,997	(41,382,067)
Unrealized securities holding gains / (losses)	52,532,805	346,716,514	17,243,654	(17,243,654)
Total comprehensive income	201,319,126	1,328,706,226	685,667,959	385,712,443
Less: Comprehensive income attributable to noncontrolling interests	(594,236)	(3,921,959)	(9,390,353)	(230,291)
Comprehensive income attributable to Ctrip's shareholders	200,724,890	1,324,784,267	676,277,606	385,482,152
Weighted average ordinary shares outstanding
- Basic shares	35,385,451	35,385,451	33,592,334	33,352,845
- Diluted shares	37,577,056	37,577,056	35,250,335	34,424,549
Earnings per ordinary share
- Basic	$ 4.49	29.62	19.62	13.32					$ 1.12	7.4	4.9	3.33
- Diluted	$ 4.23	27.89	18.69	12.9					$ 1.06	6.97	4.67	3.23
Share-based compensation included in Operating expense above is as follows:
Product development	(68,765,606)	(453,853,000)	(308,451,348)	(235,800,504)	(9,735,467)	(64,254,080)	(33,862,928)	(32,666,099)
Sales and marketing	(68,680,712)	(453,292,701)	(345,289,299)	(286,693,188)	(5,030,755)	(33,202,984)	(18,864,102)	(18,815,878)
General and administrative	$ (44,651,692)	(294,701,167)	(196,297,316)	(171,693,601)	$ (21,985,514)	(145,104,394)	(77,801,797)	(77,035,498)

Consolidated Balance Sheets	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 CNY	Dec. 31, 2010 CNY
Current assets:
Cash and cash equivalents	$ 326,353,805	1,434,618,382	2,153,935,111
Restricted cash	33,966,534	113,150,289	224,179,126
Short-term investment	178,526,979	180,183,917	1,178,278,063
Accounts receivable, net	94,174,068	420,579,005	621,548,849
Due from related parties	487,368	2,287,965	3,216,628
Prepayments and other current assets	53,426,438	132,030,199	352,614,489
Deferred tax assets, current	5,626,695	23,446,059	37,136,184
Total current assets	692,561,887	2,306,295,816	4,570,908,450
Long-term deposits	23,614,640	143,195,191	155,856,622
Land use rights	16,111,183	108,922,018	106,333,805
Property, equipment and software	99,042,270	550,506,595	653,678,980
Investments	238,519,791	658,051,285	1,574,230,623
Goodwill	114,883,552	322,936,838	758,231,441
Intangible assets	44,994,559	66,851,954	296,964,092
Total assets	1,229,727,882	4,156,759,697	8,116,204,013
Current liabilities:
Accounts payable	90,194,437	291,045,743	595,283,281
Due to related parties	1,797,922	465,082	11,866,285
Salary and welfare payable	24,130,077	130,539,660	159,258,508
Taxes payable	24,510,946	142,256,695	161,772,241
Advances from customers	90,263,205	276,792,049	595,737,152
Accrued liability for customer reward program	18,381,712	88,254,996	121,319,301
Other payables and accruals	35,706,327	229,187,237	235,661,747
Total current liabilities	284,984,626	1,158,541,462	1,880,898,515
Deferred tax liabilities, non-current	6,876,168	11,509,937	45,382,710
Total liabilities	291,860,794	1,170,051,399	1,926,281,225
Commitments and contingencies (Note 16)
Shareholders' equity
Share capital (US $0.01 par value; 100,000,000 shares authorized , 34,054,944 and 35,885,163 share issued and outstanding as of December 31, 2009 and 2010, respectively.)	443,353	2,801,334	2,926,132
Additional paid-in capital	465,689,551	1,219,815,250	3,073,551,037
Statutory reserves	14,149,228	72,489,182	93,384,908
Accumulated other comprehensive income/(loss)	30,147,285	(77,742,443)	198,972,084
Retained earnings	414,372,517	1,707,684,596	2,734,858,610
Total Ctrip's shareholders' equity	924,801,934	2,925,047,919	6,103,692,771
Noncontrolling interests	13,065,154	61,660,379	86,230,017
Total shareholders' equity	937,867,088	2,986,708,298	6,189,922,788
Total liabilities and shareholders' equity	$ 1,229,727,882	4,156,759,697	8,116,204,013

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity
Ordinary shares, par value	$ 0.01	$ 0.01
Share capital, shares authorized	100,000,000	100,000,000
Share capital, share issued	35,885,163	34,054,944
Share capital, share outstanding	35,885,163	34,054,944

Consolidated Statements of Shareholders' Equity	Ordinary shares CNY	Additional paid-in capital CNY	Statutory reserves CNY	Other cumulative comprehensive income/(loss) CNY	Retained earnings CNY	Total Ctrip's shareholders' equity CNY	Noncontrolling interests CNY	Total USD ( $)	Total CNY
Beginning Balance at Dec. 31, 2007	2,742,210	791,336,910	60,869,845	(36,420,706)	631,590,838	1,450,119,097	1,158,767		1,451,277,864
Beginning Balance, Shares at Dec. 31, 2007	33,193,693
Exercise of share option	19,049	47,833,387				47,852,436			47,852,436
Exercise of share option, Shares	274,330
Share-based compensation		128,517,475				128,517,475			128,517,475
Appropriations to statutory reserves			15,078,453		(15,078,453)
Foreign currency translation adjustments				(41,382,067)		(41,382,067)			(41,382,067)
Unrealized securities holding gains/(losses)				(17,243,654)		(17,243,654)			(17,243,654)
Net income					444,107,873	444,107,873	230,291		444,338,164
Acquisition of a subsidiary							1,239,035		1,239,035
Ending Balance at Dec. 31, 2008	2,761,259	967,687,772	75,948,298	(95,046,427)	1,060,620,258	2,011,971,160	2,628,093		2,014,599,253
Ending Balance, Shares at Dec. 31, 2008	33,468,023
Exercise of share option	40,075	107,739,657				107,779,732			107,779,732
Exercise of share option, Shares	586,921
Share-based compensation		130,528,827				130,528,827			130,528,827
Capitalization of statutory reserves		15,368,400	(15,368,400)
Appropriations to statutory reserves			11,909,284		(11,909,284)
Foreign currency translation adjustments				60,330		60,330	1,592,667		1,652,997
Transfer of unrealized securities holding losses on obtaining control in the investee				17,243,654		17,243,654			17,243,654
Net income					658,973,622	658,973,622	7,797,686		666,771,308
Acquisition of a subsidiary							158,479,081		158,479,081
Acquisition of additional stake in a subsidiary		(1,509,406)				(1,509,406)	(108,347,148)		(109,856,554)
Disposal of a subsidiary							(490,000)		(490,000)
Ending Balance at Dec. 31, 2009	2,801,334	1,219,815,250	72,489,182	(77,742,443)	1,707,684,596	2,925,047,919	61,660,379		2,986,708,298
Ending Balance, Shares at Dec. 31, 2009	34,054,944
Exercise of share option	12,940	49,508,374				49,521,314			49,521,314
Exercise of share option, Shares	191,469
Transaction offering	111,858	1,564,091,883				1,564,203,741			1,564,203,741
Transaction offering, Shares	1,638,750
Share-based compensation		242,561,458				242,561,458			242,561,458
Appropriations to statutory reserves			20,895,726		(20,895,726)
Foreign currency translation adjustments				(70,001,987)		(70,001,987)		(10,606,362)	(70,001,987)
Unrealized securities holding gains/(losses)				346,716,514		346,716,514		52,532,805	346,716,514
Net income					1,048,069,740	1,048,069,740	3,921,959	159,392,683	1,051,991,699
Acquisition of a subsidiary							40,338,913		40,338,913
Establishment of a variable interest entity ("VIE")							150,000		150,000
Acquisition of additional stake in a subsidiary		(2,425,928)				(2,425,928)	(19,841,234)		(22,267,162)
Ending Balance at Dec. 31, 2010	2,926,132	3,073,551,037	93,384,908	198,972,084	2,734,858,610	6,103,692,771	86,230,017	$ 937,867,088	6,189,922,788
Ending Balance, Shares at Dec. 31, 2010	35,885,163

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Shareholders' Equity (Parenthetical) [Abstract]
Ordinary shares, par value	$ 0.01	$ 0.01	$ 0.01

Consolidated Statements of Cash Flows	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Cash flows from operating activities:
Net income	$ 159,392,683	1,051,991,699	666,771,308	444,338,164
Adjustments to reconcile net income to cash provided by operating activities:
Foreign exchange gain not related to operating expense				(16,773,145)
Share-based compensation	36,751,736	242,561,458	130,528,827	128,517,475
Equity in gain of affiliates	(10,026,059)	(66,171,992)	(32,869,419)
Provision for doubtful accounts	382,133	2,522,077	3,929,035	126,608
Depreciation of property, equipment and software	9,534,779	62,929,541	45,196,678	35,574,685
Amortization of intangible assets and land use rights	1,476,132	9,742,475	8,135,635	2,625,968
Deferred income tax (benefit) provision	(2,746,603)	(18,127,580)	(14,343,474)	2,802,900
Loss from disposal of property, equipment and software	232,442	1,534,119	461,358	369,589
Changes in current assets and liabilities:
Increase in accounts receivable	(27,198,269)	(179,508,575)	(143,175,414)	(9,784,687)
Increase in due from related parties	184,305	1,216,410	724,058	(873,076)
Increase in prepayments and other current assets	(9,359,162)	(61,770,468)	(13,532,621)	(18,836,059)
(Increase) Decrease in long-term deposits	(1,906,666)	(12,583,994)	7,546,116	1,592,988
Increase (Decrease) in accounts payable	28,226,489	186,294,824	111,326,932	(92,578,544)
Decrease in due to related parties	1,269,187	8,376,634	215,172
Increase (Decrease) in salary and welfare payable	848,863	5,602,497	57,185,869	(2,585,217)
Increase in taxes payable	2,258,108	14,903,513	84,356,470	4,739,538
Increase in advances from customers	35,180,649	232,192,281	51,780,875	83,892,010
Increase in accrued liability for customer reward program	5,009,743	33,064,306	28,529,276	13,386,405
Increase in other payables and accruals	5,370,999	35,448,607	34,821,502	14,343,270
Net cash provided by operating activities	234,881,489	1,550,217,832	1,027,588,183	590,878,872
Cash flows from investing activities:
Purchase of property, equipment and software	(24,602,855)	(162,378,845)	(175,946,816)	(115,372,416)
Purchase of land use right				(48,912,729)
Cash paid for investments	(80,758,980)	(533,009,269)	(358,215,242)	(265,655,797)
Cash paid for acquisitions, net of cash acquired	(96,461,179)	(636,643,782)	(177,666,916)	(32,374,181)
Purchase of intangible assets	(542,909)	(3,583,200)	(2,200,000)	(1,000,000)
Increase in restricted cash	(15,863,414)	(104,698,534)	(56,971,348)
(Increase) Decrease in short-term investment	(151,528,313)	(1,000,086,864)	9,123,201	(35,411,814)
Disposal of a subsidiary			(490,000)
Net cash used in investing activities	(369,757,650)	(2,440,400,494)	(762,367,121)	(498,726,937)
Cash flows from financing activities:
Cash received from issuance of common stock	237,000,567	1,564,203,741
Proceeds from exercise of share option	9,241,527	60,994,078	96,857,641	40,178,626
Cash received from noncontrolling investors	22,727	150,000
Dividends paid				(112,266,834)
Net cash (used in) provided by financing activities	246,264,821	1,625,347,819	96,857,641	(72,088,208)
Effect of foreign exchange rate changes on cash and cash equivalents	(2,401,277)	(15,848,428)	2,712,315	(14,654,641)
Net increase in cash and cash equivalents	108,987,383	719,316,729	364,791,018	5,409,086
Cash and cash equivalents, beginning of year	217,366,422	1,434,618,382	1,069,827,364	1,064,418,278
Cash and cash equivalents, end of year	326,353,805	2,153,935,111	1,434,618,382	1,069,827,364
Supplemental disclosure of cash flow information
Cash paid during the year for income taxes	28,009,666	184,863,797	93,302,980	90,079,204
Supplemental schedule of non-cash investing and financing activities
Accruals related to purchase of property, equipment and software	(18,191,979)	(120,067,060)	(99,836,309)	(23,785,033)
Liabilities incurred for acquisitions and investments	$ (772,727)	(5,100,000)	(28,114,780)	(42,600,000)

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2010
Organization and Nature of Operations [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS
1. ORGANIZATION AND NATURE OF OPERATIONS
The accompanying consolidated financial statements include the financial statements of Ctrip.com International, Ltd. (the “Company”), its subsidiaries and certain VIE. The Company, its subsidiaries and the consolidated VIEs are collectively referred to as the “Group”.
The Group is principally engaged in the provision of travel related services including hotel reservation, air-ticketing, packaged-tour, corporate travel management services, as well as, to a much lesser extent, Internet-related advertising and other related services.

Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Principal Accounting Policies Abstract
PRINCIPAL ACCOUNTING POLICIES
2. PRINCIPAL ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.
Consolidation
The consolidated financial statements include the financial statements of the Company, its subsidiaries and certain VIEs. All significant transactions and balances between the Company, its subsidiaries and certain VIEs have been eliminated upon consolidation.
A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.
The Company has adopted Financial Accounting Standard Board (“FASB”) guidance on accounting for VIEs, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the following VIEs are consolidated into the Company’s financial statements since July 1, 2003 or their respective date of establishment/acquisition, whichever is later:
The following is a summary of the Company’s major VIEs:

Name of VIE	Date of establishment/acquisition

Beijing Ctrip International Travel Agency Co., Ltd. (“Beijing Ctrip”)	Acquired on January 15, 2002
Shanghai Ctrip Commerce Co., Ltd. (“Shanghai Ctrip Commerce”)	Established on July 18, 2000
Shanghai Huacheng Southwest Travel Agency Co., Ltd. (“Shanghai Huacheng”)	Established on March 13, 2001
Guangzhou Ctrip International Travel Agency Co., Ltd. (“Guangzhou Ctrip”)	Established on April 28, 2003
Shanghai Ctrip International Travel Agency Co., Ltd. (“Shanghai Ctrip” formerly Shanghai Ctrip Charming International Travel Agency Co., Ltd.)	Acquired on September 23, 2003
Shenzhen Ctrip Travel Agency Co., Ltd. (“Shenzhen Ctrip”)	Established on April 13, 2004
Nantong Tongcheng Information Technology Co., Ltd. (“Nantong Tongcheng”)	Established on April 16, 2007
For the years ended December 31, 2008, 2009 and 2010, the Company would be considered the primary beneficiary of a VIE and consolidated the VIE if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.
In December 2009, the FASB issued Consolidations—Improvements to Financial Reporting by Enterprises Involved with VIEs which replaced the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has 1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses from or the right to receive benefits of the variable interest entity that could potentially be significant to the VIE. The Company adopted the new requirements effective January 1, 2010 and the adoption did not have a material impact on the Company’s audit consolidated financial statements for the period ended December 31, 2010.
Major variable interest entities
As of December 31, 2010, the Company conducts a part of its operations through a series of agreements with certain VIEs as stated in above. These VIEs are used solely to facilitate the Group’s participation in Internet content provision, advertising business, travel agency and air-ticketing services in the People’s Republic of China (“PRC”) where foreign ownership is restricted.
Shanghai Ctrip Commerce is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip Commerce holds a value-added telecommunications business license and is primarily engaged in the provision of advertising business on the Internet website. Two senior officers of the Company collectively hold 100% of the equity interest in Shanghai Ctrip Commerce. The registered capital of Shanghai Ctrip Commerce was RMB10,000,000 as of December 31, 2010.
Shanghai Huacheng is a domestic company incorporated in Shanghai, the PRC. Shanghai Huacheng holds a domestic travel agency license and an air transport sales agency license and mainly provides domestic tour services and air-ticketing services. Shanghai Ctrip Commerce and a senior officer of the Company collectively hold 99.93% of the equity interest in Shanghai Huacheng. The registered capital of Shanghai Huacheng was RMB70,000,000 as of December 31, 2010.
Beijing Ctrip is a domestic company incorporated in Beijing, the PRC. Beijing Ctrip holds an air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. A senior officer of the Company and Shanghai Ctrip Commerce collectively hold 100% of the equity interest in Beijing Ctrip. The registered capital of Beijing Ctrip was RMB40,000,000 as of December 31, 2010.
Guangzhou Ctrip is a domestic company incorporated in Guangzhou, the PRC. Guangzhou Ctrip holds air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. Two senior officers of the Company collectively hold 100% of the equity interest in Guangzhou Ctrip. The registered capital of Guangzhou Ctrip was RMB3,000,000 as of December 31, 2010.
Shanghai Ctrip is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip holds domestic and cross-border travel agency licenses, air transport sales agency license and mainly provides domestic and cross-border tour services. Two senior officers of the Company collectively control 98.2% of the equity interest in Shanghai Ctrip. The registered capital of Shanghai Ctrip was RMB5,000,000 as of December 31, 2010.
Shenzhen Ctrip is a domestic company incorporated in Shenzhen, the PRC. Shenzhen Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company collectively hold 100% of the equity interest in Shenzhen Ctrip. The registered capital of Shenzhen Ctrip was RMB2,500,000 as of December 31, 2010.
Nantong Tongcheng is a domestic company incorporated in Nantong, the PRC. Nantong Tongcheng was established in April 2007. Nantong Tongcheng holds a value-added telecommunications business license. A family member of senior officer holds 100% of the equity interest in Nantong Tongcheng. The registered capital of Nantong Tongcheng was RMB10,000,000 as of December 31, 2010.
The capital injected by senior officers or senior officer’s family member are funded by the Company and are recorded as long-term business loans to related parties. The Company does not have any ownership interest in these VIEs.
As of December 31, 2010, the Company has various agreements with its consolidated VIEs, including loan agreements, exclusive technical consulting and services agreements, share pledge agreements, exclusive option agreements and other operating agreements.
Details of certain key agreements with the VIEs are as follows:
Powers of Attorney: The equity owners of the VIEs irrevocably appointed the Company’s officers to vote on their behalf on all matters they are entitled to vote on, including matters relating to the transfer of any or all of their respective equity interests in VIEs and the appointment of the chief officer of the VIEs.
Share Pledge Agreements: The equity owners pledge their respective equity interests in the VIEs as a guarantee for the payment by the VIEs of technical and consulting services fees under the exclusive technical consulting and services agreements.
Exclusive Technical Consulting and Services Agreements: The Company provides the VIEs with technical consulting and related services and information services. The Company is the exclusive provider of these services. The initial term of these agreements is ten years. In consideration for those services, the VIEs agree to pay the Company service fees. The service fees are eliminated upon consolidation.
Business Loan Agreement: Loans were granted to certain directors and officers with the sole and exclusive purpose of providing funds necessary for the capitalization and acquisition of the VIEs. As soon as the Chinese government lifts its substantial restrictions on foreign ownership of the air-ticketing, travel agency, advertising, or Internet content provision business in the PRC, as applicable, the Company will exercise its exclusive option to purchase all outstanding equity interest of the VIEs and the Business Loan Agreements will be cancelled.
Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore the Company considers that there is no asset of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and PRC statutory reserves of the VIEs amounting to a total of Rmb 662 million as of December 31, 2010. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs, which consisted of accounts payable of RMB427 million, due to related parties of RMB0.2 million, salary and welfare payable RMB39 million, taxes payable of RMB26 million, advance from customers of RMB391 million and other payables and accruals of RMB28 million. Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.
Foreign currencies
The Group’s reporting currency is RMB. The Company’s subsidiaries and VIEs, with an exception of Ctrip.com (Hong Kong) Limited, C-Travel International Limited (“C-Travel”), Starway Hotels (Hong Kong) Limited (“Starway Hong Kong”), ezTravel Co., Ltd. (“ezTravel”) and HKWOT (BVI) Limited (“Wing On Travel”), use RMB as their functional currency. Ctrip.com (Hong Kong) Limited, Starway Hong Kong and Wing On Travel operate primarily using the Hong Kong dollar (“HK $”), C-Travel operates primarily using the United States dollars (“US $”), and ezTravel operates primarily using the Taiwan dollar (“NT $”) and therefore, the HK $, US $ and NT $ have been determined to be the functional currency for the subsidiaries, respectively. From 2009, Ctrip.com International, Ltd., our listed Company incorporated in Cayman Islands, changed its functional currency from RMB to US $ due to changes in its economic facts and circumstances, including growth in existing operations outside of mainland China and an active plan to explore overseas markets. The impact of such change is immaterial to the financial results of the Group for the year ended December 31, 2009.
Transactions denominated in currencies other than functional currencies are translated at the exchange rates quoted by the People’s Bank of China (the “PBOC”), The Hong Kong and Shanghai Banking Corporation Limited (the “HSBC”) or major Taiwan banks, prevailing or averaged at the dates of the transaction for PRC and Hong Kong subsidiaries and ezTravel respectively. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates quoted by the PBOC, HSBC or banks located in Taiwan at the balance sheet dates. All such exchange gains and losses are included in the statements of income.
Assets and liabilities of the group companies are translated from their respective functional currencies to the reporting currency at the exchange rates at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period. The exchange differences for the translation of group companies with non-RMB functional currency into the RMB functional currency are included in foreign currency translation adjustments, which is a separate component of shareholders’ equity on the consolidated financial statements.
Translations of amounts from RMB into US $ are solely for the convenience of the reader and were calculated at the rate of US $1.00 = RMB6.60 on December 30, 2010, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US $ at that rate on December 30, 2010, or at any other rate.
Stock Split
On January 8, 2010, the Company announced a change in the ratio of its ADSs to ordinary shares from two ADS representing one ordinary share to four ADSs representing one ordinary share, effective on January 21, 2010. For Ctrip’s ADS holders, this ratio change had the same effect as a two-for-one ADS split.
All shares and per share amount in these consolidated financial statements and related notes have been retroactively adjusted to reflect the change in ratio for all periods presented.
Cash and cash equivalents
Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of generally three months or less.
Restricted cash
Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group’s restricted cash is substantially cash balance on deposit required by its business partners.
Short-term investment
Short-term investment represents bank certificates of deposit placed with banks or other financial institutions with original maturities from the date of purchase of more than three months.
Land use rights
Land use rights represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually over 40 to 50 years).
Property, equipment and software
Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Building	20-30 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Website-related equipment	5 years
Computer equipment	3-5 years
Furniture and fixtures	3-5 years
Software	3-5 years
Construction in progress is stated at cost. Construction in progress mainly refers to costs associated with the Nantong customer service center before the buildings are put into service. All direct costs related to the new buildings are capitalized as construction in progress until it is substantially completed and available for use.
Investments
The Company investments include equity method investments and available-for-sale investments in certain publicly traded companies and privately-held companies.
The Company applies equity method in accounting for our investments in entities in which the Company has the ability to exercise significant influence but does not own a majority equity interest or otherwise controls. Cost method is used for investments over which the Company does not have the ability to exercise significant influence. On May 21, 2009, the Company acquired additional equity interest in Home Inns & Hotels Management Inc. (“Home Inns”), resulting in the Company possessing the ability to exercise significant influence and meeting requirement to apply equity method of accounting (Note 7). Under this method, the Company’s share of the post-acquisition profits or losses of an affiliated entity is recognized in the consolidated statements of income and comprehensive income. Unrealized gains on transactions between the Company and the affiliated entity are eliminated to the extent of the Company’s interest in the affiliated entity; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in the affiliated entity equals or exceeds its interest in the affiliated entity, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated entity.
The Company classifies its investments in debt and equity securities into one of three categories and accounts for these as follows: (i) debt securities that the Company has the positive intent and the ability to hold to maturity are classified as “held to maturity” and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” with unrealized holding gains and losses included in earnings; (iii) debt and equity securities not classified as held to maturity or as trading securities are classified as “available for sale” and reported at fair value. The Company has designated its investment in commons shares of China Lodging Group, Limited (“Hanting”) as available-for-sale equity securities and its convertible redeemable preferred shares (“Preferred Share”) of Dining Secretary China Limited (“ Dining Secretary”) as available-for-sale debt securities in accordance with Accounting Standard Codification (“ASC”) 320-10, respectively. Unrealized gains and losses on available for sale securities are excluded from earnings and reported as accumulated other comprehensive income (loss), net of tax. Realized gains or losses are charged to earnings during the period in which the gain or loss is realized.
The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.
Fair value measurement of financial instruments
The Company adopted ASC 820 “Fair value measurements and disclosures” on January 1, 2008. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The guidance outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under GAAP, certain assets and liabilities must be measured at fair value, and the guidance details the disclosures that are required for items measured at fair value.
ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions that involve identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about the future amount. The cost approach is based on the amount that would currently be required to replace an asset.
Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, due from related parties, available-for-sale investments, accounts payable, due to related parties, advances from customers and other payables. As of December 31, 2009 and 2010, carrying values of these financial instruments except for available-for-sale investments approximated their fair values because of their generally short maturities. The Company reports available-for-sale investments at fair value at each balance sheet date and includes any unrealized gains and losses (change in fair value that is considered temporary) in stockholders’ equity or in the statement of income (change in fair value that is considered other-than-temporary).
The Company does not have any financial liabilities which must be measured at fair value on a recurring basis.
We measure our financial assets using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.
Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).
Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.
Business combinations
U.S. GAAP requires that all business combinations be accounted for under the purchase method. From January 1, 2009, the Group adopted ASC 805 (formerly referred to as SFAS No. 141 (revised 2007), “Business combinations”. Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.
The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.
From January 1, 2009, following the adoption of ASC 810 ( formerly referred to as SFAS No.160, “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No.51.”), the Company also renamed the minority interests to noncontrolling interests and reclassified it on the consolidated balance sheet from the mezzanine section between liabilities and equity to a separate line item in equity. The Company has applied the presentation and disclosure requirements retrospectively for all period presented.
Acquisitions
Wing On Travel
In May 2010, to develop and expand our overseas business, our wholly-owned subsidiary C-Travel, a Cayman Island company, successfully completed the transaction to acquire 90% of the issued share capital of Wing On Travel’s travel service segment, a Hong Kong based travel service provider that offers packaged-tours as well as air tickets and hotel reservation services. We obtained control over Wing On Travel and have consolidated its financial statements since then. The total purchase price for the transaction is approximately RMB598 million (US $88 million). The cash payment is approximately RMB454 million (approximately US $68 million) after the Company assumed net current liability of Wing On Travel as of acquisition date. Based on the Company’s assessment, financial results of Wing On Travel is not considered material to the Group for the year ended December 31, 2010.
Purchase Price Allocation
Under business combination accounting rules, the total purchase price was allocated to Wing On Travel’s net tangible and identifiable intangible assets based on their estimated fair values as set forth below. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of previously held equity interest in Wing On Travel over (ii) the fair value of the identifiable net assets of Wing On Travel is recorded as goodwill. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. The final purchase price allocation results as of May 27, 2010 are extracted and set out below, which is designated as the acquisition date:

Fair Value
RMB

Cash and cash equivalents	11,289,928
Restricted cash	10,585,433
Accounts receivable	23,583,536
Amount due from affiliate	455,665
Receivables due from related parties	1,745,930
Prepayments and other current assets	33,194,634

Current assets	80,855,126

Intangible assets	232,183,200
Property, equipment and software	7,858,060
Long-term deposits	77,438
Investments in affiliates	2,315,208

Non-current assets	242,433,906

Accounts payable	(119,074,454)
Due to related parties	(5,750,730)
Salary and welfare payable	(4,052,475)
Taxes payable	(3,931,719)
Advances from customers	(83,465,919)
Other payables and accruals	(9,732,729)

Current liabilities	(226,008,026)

Other long-term payables	(113,694)
Deferred tax liabilities, non-current	(38,310,228)

Non-current liabilities	(38,423,922)

Fair value of net assets acquired (a)	58,857,084

Purchase price (b)	453,812,774

Non-controlling interest (c)	40,338,913

Goodwill (b + c - a)	435,294,603

Goodwill represents the expected synergies from combining operations of the Company and Wing On Travel, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.
The fair value of non-controlling interest was measured proportionally based on the purchase price of 90% of its equity interest, taking into consideration of 20% non-controlling interest discount.
In performing the purchase price allocation, the Company considered the analyses of historical financial performance and estimates of future performance of Wing On Travel’s business. The fair value of intangible assets was measured by income approach and major components of intangible assets associated with the Wing On Travel acquisition were set out below:

	Fair value	Useful lives
	RMB

Customer list	6,087,200	3 years
Trademark	226,096,000	Indefinite

	232,183,200

Customer list has been identified as an intangible asset as Wing On Travel has approximately 700 thousand registered users on its website, on which they could book air tickets, hotel rooms and tour packages. The amortization period of 3 years was based on the estimated useful life of the customer list.
Trademark refers to the trademark of “Wing On Travel” and logos used. It was registered in Hong Kong, PRC, Macau, Australia, Canada and Japan with different expiration date starting from 2011 to 2020 and can be renewed with minimal costs. Wing On Travel is a well recognized branding with over 45 years history in Hong Kong. It has been awarded the honor of “Best Travel Agency in Hong Kong” for 2010, the 5th consecutive year dating back to 2006. The useful life of the trademark is indefinite.
ezTravel
To develop and expand overseas business, in 2006, a wholly-owned subsidiary C-Travel, a Cayman Island company, made a minority investment in ezTravel, an online travel service provider in Taiwan that offers packaged tours as well as hotel and air tickets reservation services. In 2009, the Company consolidated ezTravel’s financial statements as it acquired controlling financial interest of ezTravel since then. The financial results of ezTravel were not significant for the Group for the year ended December 31, 2009.
Purchase Price Allocation
Under business combination accounting rules, the total purchase price was allocated to ezTravel’s net tangible and identifiable intangible assets based on their estimated fair values as set forth below. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of previously held equity interest in ezTravel over (ii) the fair value of the identifiable net assets of ezTravel is recorded as goodwill. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. The final purchase price allocation results as of acquisition date were set out below:

Fair Value
RMB

Cash and cash equivalents	72,580,989
Restricted cash	45,727,507
Short-term investment	7,285,023
Accounts receivable	5,208,390
Prepayments and other current assets	14,584,018
Deferred tax assets, current	177,030

Current assets	145,562,957

Intangible assets	45,700,613
Property, equipment and software	2,752,425
Long-term deposits	5,241,305
Other long-term assets	50,039

Non-current assets	53,744,382

Accounts payable	(39,204,510)
Salary and welfare payable	(7,763,640)
Taxes payable	(3,154,539)
Advances from customers	(32,844,573)
Other payables and accruals	(4,214,892)

Current liabilities	(87,182,154)

Deferred tax liabilities, non-current	(11,425,153)

Non-current liabilities	(11,425,153)

Fair value of net assets acquired (a)	100,700,032

Cumulative considerations (b)	191,468,053

Non-controlling interest at fair value (c)	158,479,081

Goodwill (b + c - a)	249,247,102

Goodwill represents the expected synergies from combining operations of the Company and ezTravel, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.
The fair value of non-controlling interest has been determined with regards to the prices in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.
In performing the purchase price allocation, the Company considered the analyses of historical financial performance and estimates of future performance of ezTravel’s business. The fair value of intangible assets was measured by income approach and major components of intangible assets associated with the ezTravel acquisition were set out below:

	Fair value	Useful lives
	RMB

Customer list	5,055,378	3 years
Trademark	40,645,235	Indefinite

	45,700,613

Customer list has been identified as an intangible asset as ezTravel has approximately 500 thousand registered users on its website, on which they could book air tickets, hotel rooms and tour packages. The amortization period of 3 years was based on the estimated useful life of the customer list.
Trademark represents the trademark, ezTravel, which was registered in PRC and Taiwan with different expiration date starting from 2011 to 2020 and can be renewed with minimal costs for 10 years; and domain name, which is updated every two years. The trademark is an intangible asset that relates to the name recognition of a company and its products or services. Trademark is increasingly a focus of corporate value for an entity as stronger, well-known names typically command premium pricing and generate excess earnings. The useful life of the trademark is indefinite.
China Software Hotel Information System Co., Ltd (“Software Hotel Information”)
In July 2008, the Company reached agreement to purchase 90% equity of Software Hotel Information, a leading hotel management system provider in China, to support the Group’s hotel services and develop and expand its travel related business. Total purchase price for this acquisition amounted to RMB80 million, with up to RMB10 million in additional contingent consideration. In April 2009, RMB90 million was agreed and determined as the final purchase price of this acquisition. The financial results of Software Hotel Information were not significant for the Group for the year ended December 31, 2009.
The excess of the purchase price over the net tangible and identifiable intangible assets was recorded as goodwill by RMB48 million as at December 31, 2008, and further increased to RMB58 million in April 2009 according to the final purchase price.
There is only one reporting unit in the Group. The goodwill arose from the acquisitions discussed above have been allocated to this reporting unit. None of the goodwill acquired is expected to be deductible for income tax purposes.
Goodwill and other intangible assets
Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs.
Goodwill is not amortized but is reviewed at least annually for impairment or earlier, if an indication of impairment exists. Recoverability of goodwill is evaluated using a two-step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.
Separately identifiable intangible assets that have determinable lives continue to be amortized and consist primarily of non-compete agreements, customer list, technology patent and a cross-border travel agency license as of December 31, 2009 and 2010. The Company amortizes intangible assets on a straight-line basis over their estimated useful lives, which is three to eight years. The estimated life of amortized intangibles is reassessed if circumstances occur that indicate the life has changed. Other intangible assets that have indefinite useful life primarily include trademark and domain names as of December 31, 2009 and 2010. The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment.
The Company reviews intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable, and also reviews intangible assets with indefinite lives annually for impairment.
No impairment on goodwill and other intangible assets was recognized for the years ended December 31, 2008, 2009 and 2010.
Impairment of long-lived assets
Long-lived assets (including intangible with definite lives) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Reviews are performed to determine whether the carrying value of asset group is impaired, based on comparison to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the Group recognizes impairment of long-lived assets to the extent the carrying amount of such assets exceeds the fair value.
No impairment of long-lived assets was recognized for the years ended December 31, 2008, 2009, and 2010.
Accrued liability for customer reward program
The Group’s customers participate in a reward program, which provides travel awards and other gifts to members based on accumulated membership points that vary depending on the services rendered and fees paid. The estimated incremental costs to provide free travel and other gifts are recognized as sales and marketing expense in the statements of income and comprehensive income and accrued for as a current liability as members accumulate points. As members redeem awards or their entitlements expire, the accrued liability is reduced correspondingly. As of December 31, 2009, and 2010, the Group’s accrued liability for its customer reward program amounted to RMB88,254,996 and RMB121,319,301, respectively, based on the estimated liabilities under the customer reward program.
Revenue recognition
The Group conducts its principal businesses in Great China Area primarily through Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”), Ctrip Travel Information Technology (Shanghai) Co., Ltd. (“Ctrip Travel Information”), Ctrip Travel Network Technology (Shanghai) Co., Ltd. (“Ctrip Travel Network”), ezTravel and Wing On Travel. Some of the operations of Ctrip Computer Technology and Ctrip Travel Network are conducted through a series of services and other agreements with the VIEs.
Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology, Starway Shanghai and the VIEs are subject to business tax and related surcharges on the services provided in the PRC. In the statements of income and comprehensive income, business tax and related surcharges are deducted from revenues to arrive at net revenues.
Hotel reservation services
The Group receives commissions from travel suppliers for hotel room reservations through the Group’s transaction and service platform. Commissions from hotel reservation services rendered are recognized after hotel customers have completed their stay at the applicable hotel and upon confirmation of pending payment of the commissions by the hotel. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when it is reasonably assured that the Group is entitled to such incentive commissions. The Group generally receives incentive commissions from monthly arrangements with hotels based on the number of hotel room reservations where customers have completed their stay. The Group presents revenues from such transactions on a net basis in the statements of income and comprehensive income as the Group, generally, does not assume inventory risks and has no obligations for cancelled hotel reservations.
Air-ticketing services
Air-ticketing revenues primarily include commissions from air ticket booking and related services, including sales of aviation casualty insurance, and revenue generated from air-ticket delivery services. The Group receives commissions from travel suppliers for air-ticketing services through the Group’s transaction and service platform under various services agreements. Commissions from air-ticketing services rendered are recognized after air tickets are issued. The Group presents revenues from such transactions on a net basis in the statements of income as the Group, generally, does not assume inventory risks and has no obligations for cancelled airline ticket reservations. Loss due to obligations for cancelled airline ticket reservations is minimal in the past.
Packaged-tour
The Group receives referral fees from travel product providers for packaged-tour products and services through the Group’s transaction and service platform. Referral fees are recognized as commissions on a net basis after the packaged-tour service are rendered and collections are reasonably assured.
Shanghai Ctrip, Beijing Ctrip, Guangzhou Ctrip, Shenzhen Ctrip and Wing On Travel conduct domestic and cross-border travel tour services. Revenues, mainly referral fees, are recognized as commissions on a net basis after the services are rendered. In cases where these entities undertake the majority of the business risks and acts as principal related to the travel tour services provided, revenues are recognized at gross amounts received from customers after the services are rendered. Loss due to obligations from cancelled travel services of such principal arrangement is minimal in the past.
Corporate travel
Corporate travel management revenues primarily include commissions from air ticket booking, hotel reservation and packaged-tour services rendered to corporate clients. The Group contracts with corporate clients based on service fee model. Travel reservations are made via on-line and off-line services for air tickets, hotel and package-tour. Revenue is recognized on a net basis after the services are rendered, e.g. air tickets are issued, hotel stays or packaged-tour are completed, and collections are reasonably assured.
Other businesses
Other businesses comprise primarily of Internet-related advertising services, the sale of Property Management System (“PMS”), and related maintenance service, commissions from train tickets booking and money exchange transaction services.
Shanghai Ctrip Commerce receives advertising revenues, which principally represent the sale of banners or sponsorship on the website from customers. Advertising revenues are recognized ratably over the fixed term of the agreement as services are provided.
Software Hotel Information conducts sale of PMS and related maintenance service. The sale of PMS is recognized upon customer acceptance. Maintenance service is recognized ratably over the term of the maintenance contract on a straight-line basis.
Allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company provides a general provision for doubtful accounts for the outstanding trade receivable balances based on historical experience and information available. Additionally, we make specific bad debt provisions based on (i) our specific assessment of the collectibility of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectibility. The following table summarized the details of the Company’s allowance for doubtful accounts:

	2008	2009	2010
	RMB	RMB	RMB
Balance at beginning of year	3,002,114	12,388	3,630,012
Provision for doubtful accounts	126,608	3,929,035	2,522,077
Write-offs	(3,116,334)	(311,411)	(433,347)

Balance at end of period	12,388	3,630,012	5,718,742

Cost of revenues
Cost of revenues consists primarily of payroll compensation of customer service center personnel, telecommunication expenses, credit card service fee, direct cost of principal travel tour services, depreciation, rentals and related expenses incurred by the Group’s transaction and service platform which are directly attributable to the rendering of the Group’s travel related services and other businesses.
Product development
Product development expenses include expenses incurred by the Group to develop the Group’s travel supplier networks as well as to maintain, monitor and manage the Group’s transaction and service platform. The Group recognizes website and software development costs in accordance with ASC 350-50 “Website development costs” and ASC 350-40 “Software — internal use software” respectively. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites or the development of software for internal use and websites content.
Sales and marketing
Sales and marketing expenses consist primarily of costs of payroll and related compensation for the Company’s sales and marketing personnel, advertising expenses, and other related marketing and promotion expenses. Advertising expenses, amounting to RMB49,033,162, RMB56,007,644 and RMB98,489,080 for the years ended December 31, 2008, 2009 and 2010 respectively, are charged to the statements of income as incurred.
Share-based compensation
The Company has followed ASC 718 “Stock Compensation” since January 1, 2006, using the modified prospective approach. In accordance with the guidance, all grants of stock options are recognized in the consolidated financial statements based on their grant date fair values. The valuation provisions of the statement apply to new awards, to awards granted to employees before the adoption whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled. The Company has applied the provisions of ASC 718-10—S99 regarding the use of the simplified method in developing estimates of the expected lives of share options. We will continue to use the simplified method until we have the historical data necessary to provide reasonable estimates of expected lives for certain options granted after 2008.
ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.
Under ASC 718, the Company applied the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on US Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected life is based on historical exercise patterns, for options granted before 2008 which the Company has historical data of and believes are representative of future behavior. For options granted since 2008, the Company used simplified method to estimate its expected life, as there are no historical data for options which follow four year vesting period (all options granted before 2008 had three year vesting period). Expected dividend yield is determined in view of the Company’s historical dividend payout rate and future business plan. The Company estimates expected volatility at the date of grant based on historical volatilities. The Company recognizes compensation expense on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any. If actual forfeitures differ from those estimates, we may need to revise those estimates used in subsequent periods.
According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.
Share incentive plans
On November 5, 2004, the Company’s board of directors adopted a 2005 Employee’s Stock Option Plan (“2005 Option Plan”). The 2005 Option Plan was approved by the shareholders of the Company in October 2005. The Company has reserved 3,000,000 ordinary shares for future issuances of options under the 2005 Option Plan. The terms of the 2005 Option Plan are substantially similar to the Company’s 2003 Option Plan. As of December 31, 2010, 1,351,140 options were outstanding under the 2005 Option Plan.
On October 17, 2007, the Company adopted a 2007 Share Incentive Plan (“2007 Incentive Plan”), which was approved by the shareholders of the Company on June 15, 2007. Under the 2007 Incentive Plan, the maximum aggregate number of shares, which may be issued pursuant to all share-based awards (including Incentive Share Options), is one million ordinary shares as of the first business day of 2007, plus an annual increase of one million shares to be added on the first business day of each calendar year beginning in 2008 to 2016. Under the 2007 Incentive Plan, the directors may, at their discretion, grant any employees, officers, directors and consultants of the Company and/or its subsidiaries such share-based awards. Shares options granted under 2007 Incentive Plan are vested over a period of 4 years. As of December 31, 2010, 3,063,341 options were outstanding under the 2007 Incentive Plan.
Option modification
In February 2009, the Board of Directors approved an option modification to reduce the exercise price of all outstanding unvested options that were granted by the Company in 2007 and 2008 to the then fair market value of ordinary shares underlying such options with a new vesting period ranging from three years to four years. The then fair market value was based on the closing price of our ADSs traded on the Nasdaq as of February 10, 2009, which was the last trading day prior to the board approval. Other terms of the option grants remain unchanged. Total options modified amount to 1.6 million. All eligible option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company expects to take a modification charge for the incremental compensation cost of approximately US $15 million over the remaining vesting periods of three years to four years of the modified options.
In December 2009, the Board of Directors approved an option modification to extend the expiration dates of all stock options granted in 2005 and 2006 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 0.6 million, which were fully vested. The Company had taken a modification charge for the incremental compensation cost of US $2.6 million in 2009, the period in which the modification occurred.
In February 2010, the compensation committee approved an option modification to extend the expiration dates of all stock options granted in and after 2007 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 2.8 million, which includes 2.3 million related to the unvested options and 0.5 million related to the vested options. The Company has taken a modification charge for the incremental compensation cost of US $2.2 million in 2010 for fully vested options and expects to take approximately US $2.7 million incremental cost for unvested options over their respective remaining vesting period.
A summary of option activity under the share option plans
The following table summarized the Company’s share option activity under all the option plans (in US $, except shares):

				Weighted
				Average
		Weighted		Remaining		Aggregate
	Number of	Average		Contractual Life		Intrinsic
	Shares	Exercise Price		(Years)		Value
Outstanding at December 31, 2007	2,414,749	39.66		3.24		181,788,203

Granted	1,009,900	106.13
Exercised	(274,330)	25.13
Forfeited	(52,030)	79.73

Outstanding at December 31, 2008	3,098,289	61.94		2.90		25,470,062

Granted	947,366	59.94
Exercised	(586,921)	26.89
Forfeited	(66,562)	47.66
Expired	(4,762)	63.00

Outstanding at December 31, 2009	3,387,410	43.84	*	3.97		338,334,777

Granted	1,264,625	128.27
Exercised	(191,469)	38.28
Forfeited	(46,085)	97.07

Outstanding at December 31, 2010	4,414,481	67.71		5.98	**	415,360,566

Vested and expect to vest at December 31, 2010	4,131,561	67.18		5.95	**	390,927,841

Exercisable at December 31, 2010	877,979	36.57		3.77	**	109,951,508

*	It includes the impact of stock modification in February 2009.

**	It includes the impact of stock modification in December 2009 and February 2010.
The Company’s current practice is to issue new shares to satisfy share option exercises.
The expected-to-vest options are the result of applying the pre-vesting forfeiture rate assumptions of 8% to total unvested options.
The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of US $161.80 as of December 31, 2010 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2010.
The total intrinsic value of options exercised during the year ended December 31, 2008, 2009 and 2010 were US $19 million US $46 million and US $24 million, respectively.
The following table summarizes information related to outstanding and exercisable options as of December 31, 2010 (in US $, except shares):

	Outstanding			Exercisable
			Weighted-average			Weighted-average
			Remaining			Remaining
Range of	Number of	Weighted-Average	Contractual	Number of	Weighted-Average	Contractual
Exercise Prices	shares	Exercise Price	Life (Years)	shares	Exercise Price	Life (Years)
17.00-22.99	129,092	19.56	2.09	129,092	19.56	2.09
23.00-34.99	318,268	26.29	2.94	318,268	26.29	2.94
35.00-44.99	2,160,886	38.11	6.05	216,009	39.24	5.62
45.00-58.99	203,526	58.39	4.12	203,526	58.29	4.12
59.00-77.99	11,084	77.02	4.62	11,084	77.02	4.62
78.00-96.99	352,550	96.70	6.67	—	—	—
97.00-129.99	1,012,025	125.16	7.08	—	—	—
130.00-159.99	227,050	141.64	7.64	—	—	—

	4,414,481			877,979

The weighted average fair value of options granted during the years ended December 31, 2008, 2009 and 2010 was US $40.25, US $25.34 and US $61.02 per share, respectively.
As of December 31, 2010, there was US $93.9 million of total unrecognized compensation cost, net of estimated forfeitures, related to unvested share options which are expected to be recognized over a weighted average period of 2.5 year. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. For the twelve months ended December 31, 2010, total cash received from the exercise of share options amounted to RMB60,994,078 (approximately US $9 million).
The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions for the year ended December 31, 2008, 2009 and 2010:

	2008	2009	2010
Risk-free interest rate	2.64% - 2.96%	1.16% - 1.89%	1.76% - 2.41%
Expected life (years)	4	2.8-4.0	5.0
Expected dividend yield	0%-0.42%	0%	0%
Volatility	44% - 46%	51% - 55%	52% - 53%
Fair value of options at grant date per share	from US $33.57	from US $13.80	from US $57.24
	to US $42.82	to US $41.98	to US $73.59
In 2010, the Company granted 8,600 restricted share units to employees under 2007 Incentive Plan with total share-based compensation cost amounted to US $1.2 million. As of December 31, 2010, there was US $1.1 million unrecognized compensation cost, net of estimated forfeitures, related to unvested restricted shares, which are to be recognized over a weighted average vesting period of 3.8 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.
Operating leases
Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the statements of income on a straight-line basis over the lease periods.
Taxation
Deferred income taxes are provided using the balance sheet liability method. Under this method, deferred income taxes are recognized for the tax consequences of significant temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered unlikely that some portion of, or all of, the deferred tax assets will not be realized.
Effective January 1, 2007, the Company adopted ASC 740-10-25 (formerly FIN 48 “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”). It clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.
As of December 31, 2010, the Company did not record any liability for uncertain tax positions. The Company’s policy is to recognize, if any, tax related interest as interest expenses and penalties as general and administrative expenses. For 2010, the Company did not have any interest and penalties associated with tax positions.
Other income
Other income primarily consists of financial subsidies and foreign exchange gains. Financial subsidies from local PRC government authority were recorded as other income in the consolidated statements of income. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy are determined at the discretion of the relevant government authority. Financial subsidies are recognized as other income when received. Components of other income for the year ended December 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
	RMB	RMB	RMB
Financial subsidies	24,185,723	53,951,319	64,016,045
Foreign exchange gains	30,710,828	849,075	34,142,139
Reimbursement from the depository	—	4,380,180	—
Others	48,044	1,620,706	967,332

Total	54,944,595	60,801,280	99,125,516

Statutory reserves
The Company’s PRC subsidiaries and the VIEs are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve can be stopped if such reserve has reached 50% of the registered capital of each company. Appropriations to the enterprise expansion fund, staff welfare and bonus fund are at the discretion of the board of directors of Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology, Software Hotel Information and Starway Shanghai, the subsidiaries of the Company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIEs. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. During the years ended December 31, 2008, 2009, and 2010, appropriations to statutory reserves have been made of RMB15,078,453, RMB11,909,284, and RMB19,325,938, respectively. The Company’s subsidiary in Taiwan, ezTravel, is required to allocate 10% of its after-tax profit to the statutory reserve in accordance with the Taiwan regulations. In 2010, appropriations to statutory reserves equivalent to RMB1,569,788 have been made. There is no such regulation of providing statutory reserve in Hong Kong.
Dividends
Dividends are recognized when declared.
PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIEs, the VIEs cannot directly distribute dividends to the Company. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of RMB into foreign exchange and through restrictions on foreign trade. As substantially all of our revenues are in RMB, any restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund our business activities outside China or to make dividend payments in U.S. dollars. Restricted net assets of the Company’s PRC subsidiaries and VIEs not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations and other restrictions were RMB662 million as of December 31, 2010. This amount is composed of share capital and statutory reserves of the Company’s PRC subsidiaries and VIEs described above.
As a result of the aforementioned PRC regulation and the Company’s organizational structure, accumulated profits of the subsidiaries in PRC distributable in the form of dividends to the parent as of December 31, 2008, 2009 and 2010 were RMB 885 million, RMB1.0 billion and RMB2.0 billion, respectively. The Company’s PRC subsidiaries and VIEs are able to enter into royalty and trademark license agreements or certain other contractual arrangements at the discretion of the Company without third party consent, for which the compensatory element of the arrangement is excluded from the accumulated profits.
On June 15, 2007, the Company announced that the shareholders have adopted a resolution to approve the Company’s proposed distribution of 30% of its net income for 2007 to the shareholders of the Company as dividends, subject to determination of the record date by the Company’s Board of Directors. The Board of Directors had also approved such proposed dividend distribution. The Company accrued dividend payable of RMB119,497,083 for the year ended December 31, 2007. On July 7, 2008, the Company distributed the dividends to its shareholders of record as of June 12, 2008, at a dividend rate of RMB3.38 (US $0.488), per ordinary share. The translation gain arising between December 2007 and July 2008 (date of payment) amount to RMB7,230,249 is included in foreign exchange gain for the year ended December 31, 2008.
Effective January 1, 2008, current CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.
As of December 31, 2010, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Company intends to reinvest all of its earnings to further expand its business in mainland China.
Earnings per share
In accordance with “Computation of Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).
Segment reporting
The Company operates and manages its business as a single segment. In accordance with “Disclosures about Segment of an Enterprise and Related Information”, the Company’s chief operating decision-maker has been identified as the CEO, who reviews operating results to make decisions about allocating resources and assessing performance for the entire company. Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the Consolidated Statements.
The Company primarily generates its revenues from customers in Great China Area, and assets of the Company are also located in Great China Area. Accordingly, no geographical segments are presented.
Recent accounting pronouncements
In December 2009, the FASB issued ASU No. 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities”. The amendments in this update are the result of FASB Statement No. 167 “Amendments to FASB Interpretation No. 46 (R)”, which is now codified as FASB ASC 810-10-50-2A “Consolidation — Overall — Disclosure — Variable Interest Entities” and is effective for the interim and annual periods ending after December 15, 2009. The adoption of ASU No. 2009-17 did not have a material impact on the Company’s financial position, results of operations and cash flows.
In January 2010, the FASB issued a final Accounting Standards Update (ASU) that sets forth additional requirements and guidance regarding disclosures of fair value measurements. ASU 2010-06, Improving Disclosures about Fair Value Measurements, amends the FASB Codification to require gross presentation of activity within the Level 3 fair value measurement roll forward and details of transfers in and out of Level 1 and 2 fair value measurements. It also clarifies two existing disclosure requirements of ASC 820-10, Fair Value Measurements and Disclosures — Overall, on the level of disaggregation of fair value measurements and disclosures on inputs and valuation techniques. There was a significant change in the final guidance as compared to the proposed ASU issued in August 2009. The final ASU does not require a sensitivity analysis for Level 3 measurements. The new requirements and guidance are effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 roll forward which is effective for fiscal years beginning after December 15, 2010 (including interim periods within those fiscal years). The adoption of ASU 2010-06 has no material effect on the Group’s consolidated results of operations and financial condition.
In February 2010, the FASB issued ASU 2010-09, Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements. The ASU amends the guidance on subsequent events in the FASB Accounting Standards Codification to address potential conflicts with current SEC guidance and other issues that were brought to the FASB’s attention through the comment letter process. As a result of the amended guidance, (1) SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements, (2) an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market (i.e., over-the-counter market) must evaluate subsequent events through the date of issuance of its financial statements and must disclose that date, and (3) all other entities will continue evaluating subsequent events through the date the financial statements are available to be issued and must disclose that date in their financial statements. In addition, the scope of the disclosure requirements for reissued financial statements has been refined to apply only to “revised” financial statements. For entities, other than conduit bond obligors, the provisions of the ASU are effective upon issuance. Conduit bond obligors will be required to apply the ASU’s requirements in fiscal periods ending after June 15, 2010. The adoption of ASU 2010-09 has no material effect on the Group’s consolidated results of operations and financial condition.
In April 2010, the FASB has issued ASU 2010-13, Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. The ASU updates the guidance in ASC 718, Compensation—Stock Compensation, to clarify that share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the underlying equity security trades should not be considered to meet the criteria requiring classification as a liability. The updated guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. Early adoption is permitted. We do not expect ASU 2010-13 to have any impact on the Group’s consolidated results of operations and financial condition.
In April 2010, the FASB issued ASU 2010-17, Milestone Method of Revenue Recognition, which amends ASC 605, Revenue Recognition, to include guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. The ASU is effective for fiscal years beginning on or after June 15, 2010, with early adoption permitted. The adoption of ASU 2010-17 has no material effect on the Group’s consolidated results of operations and financial condition.
On July 2010, the FASB Issued Accounting Standards Update 2010-20, Receivables (Topic 310) — Disclosures about the Credit Quality of Financial Receivables and the Allowance for Credit Losses (the ASU). In the aftermath of the global economic crisis, transparent financial reporting has become the subject of worldwide attention, with a focus on improving accounting standards in a number of areas, including financial instruments. The new ASU requires disclosure of additional information to assist financial statement users understand more clearly an entity’s credit risk exposures to finance receivables and the related allowance for credit losses. For public companies, the ASU is effective for interim and annual reporting periods ending on or after December 15, 2010 with specific items, such as the allowance rollforward and modification disclosures effective for periods beginning after December 15, 2010. Nonpublic entities are required to apply the disclosure requirements for annual reporting periods ending on or after December 15, 2011. The adoption of ASU 2010-20 has no material effect on the Group’s consolidated results of operations and financial condition.
In December 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-28, Intangibles — Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. This ASU contains the final consensus reached by the EITF meeting on November 19, 2010. The EITF consensus affects all entities that have recognized goodwill and have one or more reporting units whose carrying amount for purposes of performing Step 1 of the goodwill impairment test is zero or negative. The EITF decided to amend Step 1 of the goodwill impairment test so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. For public entities, the amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities may early adopt the amendments using the effective date for public entities. The adoption of ASU 2010-28 has no material effect on the Group’s consolidated results of operations and financial condition.
In December 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. This ASU contains the final consensus reached by the EITF meeting on November 19, 2010. The EITF consensus addresses diversity in practice in applying pro forma revenue and earnings disclosure requirements for business combinations. The EITF concluded that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in this Update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. The Company does not expect ASU 2010-29 to have any impact on the Group’s consolidated results of operations and financial condition.
Certain risks and concentration
Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, amounts due from related parties, prepayments and other current assets. As of December 31, 2008, 2009 and 2010, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC and in Hong Kong, which management considers to be of high credit quality. Accounts receivable are generally unsecured and denominated in RMB, and are derived from revenues earned from operations arising primarily in the PRC.
No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2008, 2009 and 2010.
No individual customer accounted for more than 10% of accounts receivable as of December 31, 2009 and 2010.

Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepayments and Other Current Assets [Abstract]
PREPAYMENTS AND OTHER CURRENT ASSETS
3. PREPAYMENTS AND OTHER CURRENT ASSETS
Components of prepayments and other current assets as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Prepayments and deposits to vendors	95,925,094	307,475,952
Interest receivable	5,337,719	19,463,944
Receivables from financial institution	16,780,052	12,118,618
Employee advances	2,935,454	3,182,906
Prepayments for property and equipment	4,932,225	2,070,608
Others	6,119,655	8,302,461

Total	132,030,199	352,614,489

Long-Term Deposits	12 Months Ended
Dec. 31, 2010
Long Term Deposits [Abstract]
LONG-TERM DEPOSITS
4. LONG-TERM DEPOSITS
The Group’s subsidiaries and VIEs are required to pay certain amounts of deposit to airline companies to obtain blank air tickets for sales to customers. The subsidiaries and VIEs are also required to pay deposit to local travel bureau as pledge for insurance of traveler’s safety.
Components of long-term deposit as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Deposits paid to airline suppliers	130,611,314	130,547,730
Deposit paid to lessor	9,080,233	15,399,710
Deposit paid to travel bureau	140,000	60,000
Others	3,363,644	9,849,182

Total	143,195,191	155,856,622

Land Use Rights	12 Months Ended
Dec. 31, 2010
Land Use Rights [Abstract]
LAND USE RIGHTS
5. LAND USE RIGHTS
The Company’s land use rights are related to the payment to acquire two land use rights, one of total cost RMB68,269,734 for approximately 17,000 square meters of land in Shanghai, on which the Group has built an information and technology center, the other of total cost RMB48,912,729 for approximately 19,500 square meters of land in Nantong, the construction of which has been completed as of December 31, 2010. According to land use right policy in the PRC, the Company has a 50-year use right over the land in Shanghai and 40-year use right over the land in Nantong, which are used as the basis for amortization, respectively. Amortization expense for the years ended December 31, 2008, 2009 and 2010 was RMB2,486,312, RMB2,588,213 and RMB2,588,213, respectively. As of December 31, 2009 and 2010, the net book value was RMB108,922,018 and RMB106,333,805, respectively.

Property, Equipment and Software	12 Months Ended
Dec. 31, 2010
Property, Equipment and Software [Abstract]
PROPERTY, EQUIPMENT AND SOFTWARE
6. PROPERTY, EQUIPMENT AND SOFTWARE
Property, equipment and software and its related accumulated depreciation and amortization as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Buildings	147,248,314	509,340,453
Computer equipment	134,905,979	156,657,586
Website-related equipment	50,881,277	86,678,382
Furniture and fixtures	33,293,324	47,858,178
Software	20,691,306	26,389,221
Leasehold improvements	9,169,515	15,555,405
Construction in progress	293,914,287	—
Less: accumulated depreciation and amortization	(139,597,407)	(188,800,245)

Total net book value	550,506,595	653,678,980

From 2008, the Company started to build its second customer service center in Nantong, all direct cost related to the customer service center has been recorded in construction in progress. In May 2010, the Company started to put Nantong customer service center into use and began depreciating. All direct costs of the new customer service center were originally capitalized as construction in progress, and were reclassified to property and equipment, when the building was completed and available for use.
Depreciation expense for the years ended December 31, 2008, 2009 and 2010 was approximately RMB35,574,685, RMB45,196,678 and RMB62,929,541, respectively.

Investments	12 Months Ended
Dec. 31, 2010
Investments [Abstract]
INVESTMENTS
7. INVESTMENTS
Investment as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Hanting (available for sale)	—	792,390,941
Home Inns (equity method)	658,051,285	702,697,522
Dining Secretary (available for sale)	—	66,000,000
Others	—	13,142,160

Total net book value	658,051,285	1,574,230,623

China Lodging Group, Limited (“Hanting”)
On March 31, 2010, the Company purchased newly issued 7,202,482 Shares from Hanting in a private placement. On the same day, the Company purchased an aggregate of 11,646,964 Shares of Hanting from the then shareholders. In addition, on March 31, 2010, the Company purchased 800,000 ADSs representing 3,200,000 Shares of Hanting in its initial public offering (“IPO”). All transactions were made at a purchase price of US $12.25 per ADS, or US $3.0625 per Share, which is the then IPO price. The total purchase cost is US $67.5 million (approximately RMB461 million). Upon the closing of the transactions described above, the Company holds an aggregate of 22,049,446 shares of Hanting (including 3,200,000 shares represented by ADSs), representing approximately 9% of Hanting’s total outstanding shares as of March 31, 2010.
Given the level of investment, the Company applies ASC-320-25 to account for its investment in Hanting. The Company classified the investment as “available for sale” and measured the fair value at every period end (Note 8). Unrealized holding gains and losses for available-for-sale securities are reported in other comprehensive income until realized.
The closing price of Hanting as of December 31, 2010 is US $21.78 per ADS. As of December 31 2010, the Company recorded the investment in Hanting at a fair value of RMB792 million (approximately US $120 million), with RMB347 million increase in fair value of the investment credited to other comprehensive income.
Home Inns & Hotels Management Inc. (“Home Inns”)
During the period from September 2008 to March 2009, the Company purchased ADSs of Home Inns from time to time through the open market, holding around 10% of the total outstanding shares of Home Inns as of March 31, 2009, and was accounted for as available for sale investment. The investment was previously reported as available for sale securities at fair value with an unrealized holding loss of RMB80,882,962 being reported as other comprehensive income for the year ended December 31, 2008.
In May 2009, the Company entered into a definitive purchase agreement with Home Inns to acquire additional equity interest in Home Inns through a private placement of its ordinary shares for US $50 million in cash. This transaction closed on May 21, 2009. As a result, the Company’s aggregate equity interest in Home Inns has increased to approximately 18% of the total outstanding shares of Home Inns (an aggregate of 14,400,765 shares). Given the level of investment and the common directors on Board of both the companies, the Company applied equity method of accounting since then. As a result, as required by ASC 323-10-35-33, the Company has retroactively applied the equity method of accounting to account for approximately 9% investment in Home Inns for the year ended December 31, 2008. The impact of applying equity method for approximately 9% investment of 2008 was immaterial to 2008 and 2009 earnings and as such was recorded in 2009. Additionally, the change resulted in RMB80,882,962 reclassification crediting from other comprehensive income within equity to the debiting balance sheet Investment account as of December 31, 2008.
The Company calculated equity in income or losses of investment in Home Inns on one quarter lag basis, as allowed, as the financial statements of Home Inns were not available within a sufficient time period.
The carrying amount and unrealized securities holding profit for investment as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Investment cost
Balance at beginning of year	266,173,740	625,181,868
Addition of investment	359,215,242	—
Foreign currency translation	(207,114)	(21,525,755)

Total investment cost	625,181,868	603,656,113

Value booked under equity method
Share of profit on affiliated companies investments	35,264,799	105,543,246
Amortization of identifiable intangible assets, net of tax	(2,395,382)	(6,501,837)

Total booked value under equity method	32,869,417	99,041,409

Net book value	658,051,285	702,697,522

In performing the purchase price allocation for acquisition of additional stake in May 2009, the Company considered, among other factors, analyses of historical financial performance and estimates of future performance of Home Inns’ business. The Company makes estimates and judgments in determining the fair value of acquired assets and liabilities, based on independent appraisal reports and management’s experience with similar assets and liabilities.
The purchase price of Home Inns was allocated as follows:

Fair Value
RMB

Fair value of proportional of share of 18% of net assets acquired	247,029,670
Identified intangible assets	304,332,935
Deferred tax liabilities arising from the acquisition	(76,083,234)
Goodwill	149,591,668

Total purchase price	624,871,039

Identified intangible assets acquired were as follows:

	Fair value	Useful lives
	RMB

Trademark	255,435,317	Indefinite
Franchised relationships	25,543,532	8 years
Customer list	1,459,630	5 years
Leasehold interest	21,894,456	11 years

	304,332,935

The financial information of Home Inns as of and for the twelve months ended September 30, 2010 is as follows:

RMB
’000

Current assets	1,337,168
Non-current assets	2,551,724
Current liability	909,183
Non-current liabilities	283,431
Retain earnings	725,672
Total revenues	3,068,313
Income from operations	512,909
Net income	402,116
The closing price of Home Inns as of December 31, 2010 is US $40.96 per ADS, the aggregate market value of the Company’s investment in Home Inns is approximately RMB1.9 billion (US $295 million).
Dining Secretary China Limited (“Dining Secretary”)
In November 2010, the Company entered into agreements to acquire a minority stake of Dining Secretary’s Series B convertible preferred shares with total consideration of US $10 million. The transaction was closed on November 24, 2010. Headquartered in Shanghai, Dining Secretary is a leading provider of free online and offline restaurant reservations for diners. Dining Secretary operates in many cities in China, serving diners and restaurants with a call center and the website www.95171.cn.
The Company recorded this investment as an available-for-sale debt security. Subsequent to initial recognition, the available-for-sale debt security is measured at fair value at every period end (Note 8). Unrealized holding gains and losses for available-for-sale securities are reported in other comprehensive income until realized. There is no significant change in fair value of the investment from the initial investment day to the December 31, 2010.
Other investments included equity investments in BTG-Jianguo Hotels & Resorts Management Co., Ltd.(“BTG-Jianguo”) and certain privately-held companies. The investment of BTG-Jianguo was closed in December 2010, with a total consideration of RMB10.2 million. The Company accounts for equity investments in entities in which the Company exercises significant influence but does not own a majority equity interest or otherwise control using the equity method.
It has been concluded that the fair value of all investments above is greater than or equal to original cost, as a result, no impairments have been recorded for these investments.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
FAIR VALUE MEASUREMENT
8. FAIR VALUE MEASUREMENT
In accordance with ASC 820-10, the Company measures available-for-sale investments at fair value. Available-for-sale investments classified within Level 1 are valued using quoted market prices that currently available on a securities exchange registered with the Securities and Exchange Commission (SEC). The available-for-sale investments classified within Level 3 is valued based on a model utilizing unobservable inputs which require significant management judgment and estimation.
Assets measured at fail value on a recurring basis are summarized below:

	Fair Value Measurement at
	December 31, 2010 Using
	Quoted Prices
	in Active
	Market for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Fair Value at December 31, 2010
	RMB	RMB	RMB	RMB	US $

Available-for-sale investments
Hanting	792,390,941	—	—	792,390,941	120,059,233
Dining Secretary	—	—	66,000,000	66,000,000	10,000,000

Total	792,390,941	—	66,000,000	858,390,941	130,059,233

There were no such investments as at December 31, 2009.
There were no significant transfers between Level 1 and Level 2 investment during 2010 and the roll forward of Level 3 investment is as following:

Amount
RMB

Fair value of available-for-sale (Level 3) investment as at December 31, 2008 and 2009	—
Investment in Series B Preferred Shares of Dining Secretary	66,670,000
Transfer in and/or out of Level 3	—
Effect of exchange rate change	(670,000)
Fair value of available-for-sale (Level 3) investment as at December 31, 2010	66,000,000

Fair value of available-for-sale investment (Level 3) as at December 31, 2010 (US $)	10,000,000

The Company determined the fair value of their investment holding in Dining Secretary by using an income approach concluding on the overall investee’s equity value and allocating this value to the various classes of preferred and common shares by using an option-pricing method. The Company used independent appraisal report, based on estimates, judgments and information of other comparable public companies, to determine its fair value.

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL
9. GOODWILL
The changes in the carrying amount of goodwill for the years ended December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB

Balance at beginning of year	63,689,736	322,936,838
Acquisition of Software Hotel Information	10,000,000	—
Acquisition of ezTravel	249,247,102	—
Acquisition of Wing On Travel	—	435,294,603

Balance at end of period	322,936,838	758,231,441

In December 2008, the Company purchased 90% equity of Software Hotel Information at preliminary purchase price of RMB80 million. Goodwill of RMB48 million was recognized from this acquisition. In April 2009, RMB90 million was agreed and determined as the final purchase price of this acquisition. Thus the goodwill from acquisition of Software Hotel Information increased by 10 million.
In 2009, the Company consolidated ezTravel’s financial statements as it had a controlling financial interest of ezTravel since then, goodwill of RMB249 million was recognized from this acquisition (Note 2).
In May 2010, the Company purchased 90% equity interest of Wing On Travel. Goodwill of RMB435 million was recognized from this acquisition (Note 2).
Goodwill arose from the business combination completed in the year ended December 31, 2010 has been allocated to the single reporting unit of the Group. Goodwill represents the synergy effects of the business combination.
The Company performed goodwill impairment tests in year 2009 and 2010, and the results of these tests indicated that the Company’s goodwill was not impaired.

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
INTANGIBLE ASSETS
10. INTANGIBLE ASSETS
Intangible assets as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Intangible assets —
Intangible assets to be amortized—
Non-compete agreements	11,479,610	11,479,610
Customer list	5,055,378	11,142,578
Technology patent	9,240,000	9,240,000
Cross-border travel agency license	1,117,277	1,117,277
Intangible assets not subject to amortization—
Trade mark	41,645,235	267,741,235
Golf membership certificate	4,200,000	4,200,000
Others	395,071	5,478,271

	73,132,571	310,398,971

Less: accumulated amortization —
Intangible assets to be amortized—
Non-compete agreements	(2,295,922)	(4,591,844)
Customer list	(1,263,844)	(4,134,527)
Technology patent	(1,848,000)	(3,696,000)
Cross-border travel agency license	(872,851)	(1,012,508)
Intangible assets not subject to amortization—
Trade mark	—	—
Golf membership certificate	—	—
Others	—	—

	(6,280,617)	(13,434,879)

Net book value—
Intangible assets to be amortized—
Non-compete agreements	9,183,688	6,887,766
Customer list	3,791,534	7,008,051
Technology patent	7,392,000	5,544,000
Cross-border travel agency license	244,426	104,769
Intangible assets not subject to amortization—
Trade mark	41,645,235	267,741,235
Golf membership certificate	4,200,000	4,200,000
Others	395,071	5,478,271

	66,851,954	296,964,092

Amortization expense for the years ended December 31, 2008, 2009 and 2010 was approximately RMB139,656, RMB5,547,422 and RMB7,154,262 respectively.
The annual estimated amortization expense for intangible assets subject to amortization for the five succeeding years is as follows:

Amortization
RMB

2011	7,960,950
2012	6,594,270
2013	4,989,366
2014	—
2015	—

19,544,586

Taxation	12 Months Ended
Dec. 31, 2010
Taxation [Abstract]
TAXATION
11. TAXATION
Cayman Islands
Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.
Hong Kong
The Company’s subsidiaries registered in the Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.
Taiwan
The Company’s consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. In the first half of the year 2010, announced by local authority, general enterprise income tax rate of Taiwan was reduced from 25% to 17%. The application tax rate for the Company’s subsidiary in Taiwan is 17%, which was effective retroactively as of January 1, 2010.
China
The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.
In 2007, the National People’s Congress passed new PRC CIT Law and Detailed Implementation Rules of China CIT Law. The CIT laws were effective on January 1, 2008. The CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments will continue to be granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a high and new technology enterprise. In December 2008, the Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network and Software Hotel Information obtained approval for the High New Tech Enterprises status. The applicable tax rate for High New Tech Enterprise is 15%, which was effective retroactively as of January 1, 2008. The High New Tech Enterprises qualification has a three-year effective period which expires on December 31, 2010. These four entities will reapply for the qualification in 2011.
Additionally, the Company’s subsidiary, Ctrip Travel Network obtained approval from relevant tax bureau for a 50% reduction upon statutory income tax rate for 2008 and 2009 as it obtained the status of “software company”. The application tax rate of 2008, 2009 and 2010 for Ctrip Travel Network was 12.5%, 12.5% and 15%, respectively.
Shenzhen Ctrip is registered in the city of Shenzhen in China, which was a special economic zone entitled to a preferential tax rate of 15% before 2008. Under the current CIT law, Shcnzhen Ctrip is entitled to a transitional tax rate which is gradually increased to 25% from 2008 to 2012. The applicable CIT rates from 2008 to 2012 are 18%, 20%, 22%, 24% and 25%, respectively. Starting from 2012, Shenzhen Ctrip would be subjected to the general CIT rate of 25%.
In 2010, in accordance with CIT Law, the applicable CIT rates are 25%, except for aforementioned three subsidiaries qualified for High New Tech Enterprises and Shenzhen Ctrip.
Pursuant to the CIT Law and Circular Caishui [2008]No.1 issued by Ministry of Finance of China on February 22, 2008, the dividends declared out of the profits earned after January 1, 2008 by a foreign invested enterprise(“FIE”) to its immediate holding company outside mainland China would be subject to withholding taxes. A favorable withholding tax rate will be applied if there is a tax treaty arrangement between Mainland China and the jurisdiction of the foreign holding company and other supplementary guidance/requirements stipulated by State Administration of Taxation (“SAT”) and tax treaty are met and proper procedures have been gone through. The Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and Starway Shanghai are considered FIEs and are directly held by our subsidiaries in Hong Kong. According to double tax arrangement between Mainland and Hong Kong Special Administrative Region, dividends payable by an FIE in mainland China to the company in Hong Kong will be subject to 5% withholding tax, subject to approval of the tax authority. All of these foreign invested enterprises will be subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.
Composition of income tax expense
The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
	RMB	RMB	RMB
Current income tax expense	(100,478,409)	(146,001,559)	(223,144,541)
Adjustments to deferred tax assets/liabilities for enacted CIT rate change	(4,510,307)	—	3,656,049
Deferred tax benefit	2,075,312	14,343,474	14,471,531

Income tax expense	(102,913,404)	(131,658,085)	(205,016,961)

Reconciliation of the differences between statutory tax rate and the effective tax rate
A reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to Subsidiaries in the PRC	(11)%	(12)%	(11)%
Non-deductible expenses incurred	4%	6%	4%
Others	1%	(2)%	(1)%

Effective CIT rate	19%	17%	17%

Significant components of deferred tax assets and liabilities:

	2009	2010
	RMB	RMB

Deferred tax assets:
Accrued liability for customer reward program and e-coupons	12,939,013	17,819,817
Accrued staff salary	8,752,382	16,884,937
Loss carry forward	6,349,296	12,733,226
Deferred tax liabilities	(390,000)	(390,000)
Others	1,202,871	2,821,430
Less: Allowance of deferred tax assets	(5,407,503)	(12,733,226)

Total deferred tax assets	23,446,059	37,136,184

Deferred tax liabilities, non-current:
Recognition of intangible assets	(11,509,937)	(45,382,710)

Net deferred tax assets/(liabilities)	11,936,122	(8,246,526)

As of December 31, 2009 and 2010, valuation allowance of RMB5.4 million and RMB12.7 million was provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.
As of December 31, 2010, the Group had net operating tax loss carry forwards amounted to RMB50.9 million which will expire from 2014 to 2015 if not used.
The provisions for income taxes for the years ended December 31, 2008, 2009 and 2010 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain of the Company’s subsidiaries and VIEs in the PRC.
The following table sets forth the effect of preferential tax on China operations:

	2008	2009	2010
	RMB	RMB	RMB
Tax holiday effect	59,618,875	92,146,741	125,981,081
Basic net income per share effect	0.45	0.69	0.89
Diluted net income per share effect	0.43	0.65	0.84

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits [Abstract]
EMPLOYEE BENEFITS
12. EMPLOYEE BENEFITS
The Group’s employee benefit primarily related to the full-time employees of the PRC subsidiaries and the VIEs, including medical care, welfare subsidies, unemployment insurance and pension benefits. The full-time employees in the PRC subsidiaries and the VIEs are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant PRC regulations and make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees. The total expenses recorded for such employee benefits amounted to RMB90,029,054, RMB117,927,376 and RMB158,641,293 for the year ended December 31, 2008, 2009 and 2010 respectively.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
13. RELATED PARTY TRANSACTIONS
During the years ended December 31, 2008, 2009 and 2010 significant related party transactions were as follows:

	2008	2009	2010
	RMB	RMB	RMB
Commissions from Home Inns	14,766,676	20,941,782	18,190,563
Commissions from Hanting	7,515,618	9,949,158	9,509,062
Purchase of tour package from Ananda Travel Service (Aust.) Pty Limited (“Ananda”)	—	—	21,010,558
Printing expenses to Joyu Tourism Operating Group	2,160,000	2,160,000	2,160,000
Advertisement purchase from Focus Media Holding Limited (“Focus Media”)	—	425,172	299,925
Purchase of Shares of Hanting	—	—	461,239,269
Purchase of Shares of Home Inns	265,655,797	359,215,242	—
The Company’s hotel supplier, Home Inns has two directors in common with our company. Another hotel supplier, Hanting, has a director in common with our company and a director who is a family member of one of our officers. Home Inns and Hanting have entered into agreements with us, respectively, to provide hotel rooms for our customers. Commissions from Home Inns and Hanting for the years ended December 31, 2008, 2009 and 2010 are presented as above.
The Company’s tour package supplier, Ananda is an association investment of Wing On Travel. Tour package purchase from Ananda for the year ended December 31, 2010 is presented as above.
The Company entered into printing agreements with TripTX Travel Media Group, one of the subsidiaries of Joyu Tourism Operating Group. Joyu Tourism Operating Group has a director in common with the Company. Total printing expense to Joyu Tourism Operating Group for the year ended December 31, 2008, 2009 and 2010 are presented as above.
The Company’s advertisement service supplier, Focus Media, has a director in common with our company. The company entered into agreements with affiliates of Focus Media to purchase advertisement service. Advertisement purchase from Focus Media for the year ended December 31, 2010 is presented as above.
Up to December 31,2010, the Company purchased 22,049,446 shares of Hanting at unit cost of US $3.0625, representing approximately 9% of Hanting’s total outstanding shares. Total cost of investment was RMB461 million (approximately US $67.5 million) then.
Up to December 31, 2010, the Company purchased 7,200,383 ADS of Home Inns at average unit cost of approximately US $13, representing approximately 18% of Home Inns’ total share in aggregate. Total cost of investment was RMB625 million (approximately US $92 million) then.
As of December 31, 2009 and 2010, significant balances with related parties were as follows:

	2009	2010
	RMB	RMB
Due from related parties:
Due from Home Inns	1,360,381	1,421,153
Due from Hanting	927,584	871,619
Others	—	923,856

	2,287,965	3,216,628

Due to related parties:
Due to Ananda	—	11,616,375
Due to related parties of a VIE	249,910	249,910
Due to Focus Media	215,172	—

	465,082	11,866,285

The amounts due from and due to related parties as of December 31, 2009 and 2010 primarily resulted from the transactions disclosed above and revenue received and expenses paid on behalf of each other. They are not collateralized, interest-free and have normal business payment terms.

Other Payables and Accruals	12 Months Ended
Dec. 31, 2010
Other Payables and Accruals [Abstract]
OTHER PAYABLES AND ACCRUALS
14. OTHER PAYABLES AND ACCRUALS
Components of other payables and accruals as of December 31, 2009 and 2010 were as follows:

	2009	2010
	RMB	RMB
Accruals for property and equipment	99,836,309	120,067,060
Accrued operating expenses	46,470,146	80,280,117
Deposits received from suppliers and packaged-tour customers	10,554,456	8,991,812
Due to employees for stock option proceeds received on their behalf	30,024,387	8,571,592
Payable for acquisition	28,114,780	5,100,000
Liability incurred for noncontrolling interest in a VIE	1,412,500	—
Others	12,774,659	12,651,166

Total	229,187,237	235,661,747

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
EARNINGS PER SHARE
15. EARNINGS PER SHARE
Basic earnings per share and diluted earnings per share were calculated as follows:

	2008	2009	2010
	RMB	RMB	RMB
Numerator:
Net income attributable to Ctrip’s shareholders	444,107,873	658,973,622	1,048,069,740

Denominator:
Denominator for basic earnings per ordinary share
— weighted average ordinary shares outstanding	33,352,845	33,592,334	35,385,451
Dilutive effect of share options	1,071,704	1,658,001	2,191,605

Denominator for diluted earnings per ordinary share	34,424,549	35,250,335	37,577,056

Basic earnings per ordinary share	13.32	19.62	29.62

Diluted earnings per ordinary share	12.90	18.69	27.89

Basic earnings per ADS	3.33	4.90	7.40

Diluted earnings per ADS	3.23	4.67	6.97

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
16. COMMITMENTS AND CONTINGENCIES
Operating lease commitments
The Company has entered into leasing arrangements relating to office premises that are classified as operating leases for the periods from 2011 to 2015. Future minimum lease payments for non-cancelable operating leases are as follows:

Office Premises
RMB
2011	35,061,329
2012	18,457,823
2013	7,437,758
2014	3,369,671
2015	900,277
Thereafter	359,560

65,586,418

Rental expense amounted to RMB16,932,038, RMB25,704,016 and RMB45,744,187 for the years ended December 31, 2008, 2009 and 2010, respectively. Rental expense is charged to the statements of income and comprehensive income when incurred.
Capital commitments
As of December 31, 2010, the Company had outstanding capital commitments totaling RMB13.7 million, which consisted of capital expenditures of property, equipment and software.
Guarantee
In connection with our air ticketing business, the Group is required by the Civil Aviation Administration of China, International Air Transport Association, and local airline companies to pay deposits in order to or to provide other guarantees obtain blank air tickets. As of December 31, 2010, the amount under these guarantee arrangements was approximately RMB660 million.
Based on historical experience and information currently available, we do not believe that it is probable that we will be required to pay any amount under these guarantee arrangements. Therefore, we have not recorded any liability beyond what is required in connection with these guarantee arrangements.
Bank credit limit
In March 2009, the Company obtained credit limit from one domestic bank with total amount of RMB200 million in order to supply daily operating cash needs, which was expired in April 2010. During the year 2009 and 2010, the Company did not apply for funds under the credit limit.
Contingencies
The Company is not currently a party to any pending material litigation or other legal proceeding or claims.
The Company is incorporated in Cayman Islands and is considered as a foreign entity under PRC laws. Due to the restrictions on foreign ownership of the air-ticketing, travel agency, advertising and internet content provision businesses, the Company conducts these businesses partly through various VIEs. These VIEs hold the licenses and approvals that are essential for the Company’s business operations. In the opinion of the Company’s PRC legal counsel, the current ownership structures and the contractual arrangements with these VIEs and their shareholders as well as the operations of these VIEs are in compliance with all existing PRC laws, rules and regulations. However, there may be changes and other developments in PRC laws and regulations. Accordingly, the Company cannot be assured that PRC government authorities will not take a view in the future contrary to the opinion of the Company’s PRC legal counsel. If the current ownership structures of the Company and its contractual arrangements with VIEs were found to be in violation of any existing or future PRC laws or regulations, the Company may be required to restructure its ownership structure and operations in China to comply with changing and new Chinese laws and regulations.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	17. SUBSEQUENT EVENTS As of the date of this report, the Company does not have significant subsequent event to be disclosed.